THIRD AMENDMENT
TO
OPTION AGREEMENT

This Third Amendment to Option Agreement (this “Amendment”) is entered into effective as of June 9, 2011 (“Effective Date”), by and between American Liberty Petroleum Corp. (formerly known as “Oreon Rental Corporation”), a Nevada domestic corporation (“Buyer”), and Desert Discoveries, LLC, a Nevada domestic limited-liability company (“Seller”).

RECITALS:

A.
Seller and Buyer entered into that certain Option Agreement dated May 11, 2010, which was as amended on October 23, 2010 and February 11, 2011 (as amended, the “Agreement”), with respect to the purchase and sale of certain oil and gas leases and other described rights and interests of Seller.

B.	Seller and Buyer have agreed to further amend the Agreement as provided for in this Amendment.

C.	Except as otherwise expressly defined in this Amendment, capitalized terms used herein shall have the same meaning as set forth in the Agreement

AMENDMENT:

In consideration of the mutual covenants and agreements contained herein, Seller and Buyer agree to amend the Agreement as follows:

1.      Section 2.1.  The Agreement’s first recital and its Section 2.1 are hereby amended such that the last day of the Term is extended from June 11, 2011 to June 30, 2011.  Further, said Section 2.1 is hereby amended to provide Buyer with the right to further extend the Term for as many as three (3) 30-day periods in return for advance notice of such extension to Seller and advance payment of Twenty Five Thousand Dollars ($25,000) to Seller for each such 30-day extension.

2.      Effect of Amendment.  Except as herein expressly amended hereby, all terms, covenants and provisions of the Agreement are and shall remain in full force and effect, and all references therein to the “Agreement” shall henceforth refer to the Agreement as amended by the parties’ October 23, 2010 and February 11, 2011 amendments and this Amendment.  This Amendment shall be deemed incorporated into, and made a part of, the Agreement.

The undersigned have executed this Amendment as of the Effective Date.

AMERICAN LIBERTY PETROLEUM CORP.

By:	/s/
Name: Alvaro Vollmers
Title: President

DESERT DISCOVERIES, LLC

By:	/s/
Name: Patrick Fagen
Title: Manager